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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                              --------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                             ----------------------

       Date of Report (Date of earliest event reported):  January 24, 1996

                            -------------------------

  REUTER MANUFACTURING, INC. (FORMERLY GREEN ISLE ENVIRONMENTAL SERVICES, INC.)
             (Exact name of registrant as specified in its charter)


      MINNESOTA                      0-1561              41-0780999
      ---------                      ------              ----------
(State of incorporation)           (Commission         (I.R.S. Employer
                                   File Number)         Identification No.)



                410 11TH AVENUE SOUTH, HOPKINS, MINNESOTA  55343
                ------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code:  (612) 935-6921
                                                            --------------


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Item 5.   OTHER EVENTS.

Effective December 31, 1995, Reuter Manufacturing, Inc. (the "Company") and Sanwa Business Credit Corporation ("Sanwa") entered into a Loan and Security Agreement (the "Loan Agreement"); a Senior Subordinated Secured Promissory Note in the amount of $2,780,000; a Junior Subordinated Secured Promissory Note in the amount of $1,000,000; a Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement; a Patent Security Agreement; an Income Sharing Agreement; and a Common Stock Warrant Agreement (collectively, the "Loan Documents"). The Loan Documents were executed on January 24, 1996, and will become effective 100 days after execution. The 100 day period is intended to confirm the enforceability of the security interest being granted to the lender. Pursuant to the Loan Agreement, Sanwa agreed to restructure the Company's obligations to guarantee repayment of a loan from Sanwa to EPR, Inc., a wholly owned subsidiary of the Company, into three separate obligations: a term loan in the amount of $2,780,000, a term loan in the amount of $1,000,000, and payment obligations under the Income Sharing Agreement.

     (a) The $2,780,000 term loan is evidenced by the Senior Subordinated Secured Promissory Note in the amount of $2,780,000 executed by the Company in favor of Sanwa. This note bears interest at the rate of 8% per year and provides for twelve consecutive quarterly payments of $75,000 plus accrued interest and a final payment of any unpaid principal and accrued interest on December 31, 1999.

     (b) The $1,000,000 term loan is evidenced by the Junior Subordinated Secured Promissory Note in the amount of $1,000,000 executed by the Company in favor of Sanwa. This note bears interest at the rate of 8% per year and provides for quarterly payments of principal and interest to the extent that the Company generates cash flow after payment of certain indebtedness and capital expenditures and a final payment of any unpaid principal and accrued interest on December 31, 1999.

     (c) Pursuant to the Income Sharing Agreement, the Company is required to make payments to Sanwa in an amount equal to 40% (which would be reduced upon a change in control of the Company) of the Company's Income Before Taxes, minus actual interest payments made by the Company under the Senior Subordinated Secured Promissory Note. The Income Sharing Agreement remains in effect until the Company has made total payments of $6,000,000 under the agreement or December 31, 2010, whichever is earlier.

The following pro forma condensed balance sheet shows the effect of restructuring under the Loan Documents, on a pro forma basis, as of September 30, 1995.

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                           Reuter Manufacturing, Inc.
              Pro Forma Condensed Balance Sheet, September 30, 1995
                              (Dollars in Millions)


                                                                      Pro Forma
                                                As Reported          Adjustments      Pro Forma
                                                -----------          -----------      ---------
  Total Assets                                          $7.6                               $7.6
                                                       ------                              -----
                                                       ------                              -----
  Operating Liabilities
    and line of credit                                   3.6                                3.6
  Long term debt                                         1.0            11.5               12.5
  Eden Prairie Debt,
    guaranteed by Parent                                18.2           (18.2)                 -
                                                       ------                              -----
  Total Liabilities                                     22.8                               16.1
  Shareholder Equity (deficit)                         (15.2)            6.7               (8.5)
                                                       ------                              -----
  Total Liabilities and shareholder deficit             $7.6                               $7.6
                                                       ------                              -----
                                                       ------                              -----

The Company's obligations under the Loan Documents are secured by a security interest in substantially all of the Company's assets. The security interest granted to Sanwa is subordinate to the security interest previously granted to CIT Group/Credit Finance, Inc., with which the Company maintains a working capital line of credit.

The Company also granted Sanwa a warrant to purchase up to 3,178,780 shares of Common Stock of the Company for an aggregate purchase price of $10.00. The warrant is exercisable at any time, and from time to time, following the occurrence of an "ownership change" in respect of the Company, as defined in
Section 382(g)(1) of the Internal Revenue Code of 1986, as amended. The warrant expires upon payment in full by the Company of all amounts due under the Income Sharing Agreement.

In addition, the Company and Sanwa entered into separate Standstill Agreements with each of James Taylor, the Chief Executive Officer and a Director of the Company, and Edward E. Strickland, the Chairman of the Board of Directors of the Company. Under the Standstill Agreements, Mr. Taylor and Mr. Strickland each agreed not to, directly or indirectly, acquire, dispose of, or exercise any option or other right to acquire, any Capital Stock or option or right to acquire Capital Stock of the Company. The Standstill Agreements remain in effect until the earlier of (a) the expiration of the Income Sharing Agreement,
(b) the death of Mr. Taylor or Mr. Strickland, as the case may be, or (c) the occurrence of an "ownership change" in respect of the Company, as defined in
Section 382(g)(81) of the Internal Revenue Code of 1986, as amended.

The Loan and Security Agreement; Senior Subordinated Secured Promissory Note; Junior Subordinated Secured Promissory Note; Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement; Patent Security Agreement; Income Sharing Agreement; Common Stock Warrant Agreement; and Standstill Agreements are attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9 and 2.10 and are incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     a.   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.
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     b.   PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     c.   EXHIBITS.

          2.1 Loan and Security Agreement, dated December 31, 1995, between Sanwa Business Credit Corporation and Reuter Manufacturing, Inc.

          2.2 Senior Subordinated Secured Promissory Note, dated December 31, 1995, between Reuter Manufacturing, Inc. and Sanwa Business Credit Corporation.

          2.3 Junior Subordinated Secured Promissory Note, dated December 31, 1995, between Reuter Manufacturing, Inc. and Sanwa Business Credit Corporation.

          2.4 Mortgage, Security Agreement and Fixture Financing Statement, dated December 31, 1995, between Reuter Manufacturing, Inc. and Sanwa Business Credit Corporation.

          2.5 Patent Security Agreement, dated December 31, 1995, between Reuter Manufacturing, Inc. and Sanwa Business Credit Corporation.

          2.6 Income Sharing Agreement, dated December 31, 1995, between Reuter Manufacturing, Inc. and Sanwa Business Credit Corporation.

          2.7 Intercreditor and Subordination Agreement, dated December 31, 1995, among Reuter Manufacturing, Inc., The CIT Group/Credit Finance, Inc. and Sanwa Business Credit Corporation.

          2.8 Common Stock Warrant Agreement, dated December 31, 1995, between Reuter Manufacturing, Inc. and Sanwa Business Credit Corporation.

          2.9 Standstill Agreement, dated December 31, 1995, among Edward E. Strickland, Reuter Manufacturing, Inc. and Sanwa Business Credit Corporation.

          2.10 Standstill Agreement, dated December 31, 1995, among James Taylor, Reuter Manufacturing, Inc. and Sanwa Business Credit Corporation.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Reuter Manufacturing, Inc.
                                   Registrant


Date: February 13, 1996
                                    By/s/ James W. Taylor
                                      --------------------------------------
                                          James W. Taylor
                                          President and Chief Executive Officer




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                                INDEX TO EXHIBITS

Exhibit   Item                                                              Page
-------   ----                                                              ----

2.1       Loan and Security Agreement, dated December 31,
          1995, between Sanwa Business Credit Corporation
          and Reuter Manufacturing, Inc. . . . . . . . . . . . . . . . . . .

2.2       Senior Subordinated Secured Promissory Note,
          dated December 31, 1995, between Reuter Manufacturing,
          Inc. and Sanwa Business Credit Corporation . . . . . . . . . . . .

2.3       Junior Subordinated Secured Promissory Note, dated
          December 31, 1995, between Reuter Manufacturing, Inc.
          and Sanwa Business Credit Corporation. . . . . . . . . . . . . . .

2.4       Mortgage, Security Agreement and Fixture Financing
          Statement, dated December 31, 1995, between Reuter
          Manufacturing, Inc. and Sanwa Business Credit
          Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . .

2.5       Patent Security Agreement, dated December 31, 1995,
          between Reuter Manufacturing, Inc. and Sanwa
          Business Credit Corporation. . . . . . . . . . . . . . . . . . . .

2.6       Income Sharing Agreement, dated December 31, 1995,
          between Reuter Manufacturing, Inc. and Sanwa Business
          Credit Corporation . . . . . . . . . . . . . . . . . . . . . . . .

2.7       Intercreditor and Subordination Agreement, dated
          December 31, 1995, among Reuter Manufacturing, Inc.,
          The CIT Group/Credit Finance, Inc. and Sanwa
          Business Credit Corporation. . . . . . . . . . . . . . . . . . . .

2.8       Common Stock Warrant Agreement, dated December 31,
          1995, between Reuter Manufacturing, Inc. and
          Sanwa Business Credit Corporation. . . . . . . . . . . . . . . . .

2.9       Standstill Agreement, dated December 31, 1995,
          among Edward E. Strickland, Reuter Manufacturing,
          Inc. and Sanwa Business Credit Corporation . . . . . . . . . . . .

2.10      Standstill Agreement, dated December 31, 1995,
          among James Taylor, Reuter Manufacturing, Inc.
          and Sanwa Business Credit Corporation. . . . . . . . . . . . . . .

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